UACSC 2000-A

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                   April 2000


NOTE BALANCE RECONCILIATION                                                          DOLLARS
                                                     CLASS A-1      CLASS A-2        CLASS A-3        CLASS A-4         CLASS B
                                                     ------------   -------------   -------------    -------------   -------------
Original Note Balances                              30,000,000.00   90,425,000.00   88,175,000.00    57,158,000.00   16,963,339.00
Beginning Period Note Balances                      11,080,666.30   90,425,000.00   88,175,000.00    57,158,000.00   16,963,339.00
Principal Collections - Scheduled Payments           3,337,801.77               -               -                -               -
Principal Collections - Payoffs                      3,356,200.01               -               -                -               -
Principal Withdrawal from Payahead                       4,618.99               -               -                -               -
Gross Principal Charge Offs                            145,915.23               -               -                -               -
Repurchases                                                     -               -               -                -               -
Accelerated Principal                                  865,447.59               -               -                -               -
Principal shortfall, up to Accelerated Principal                -               -               -                -               -
Total Principal to be Distributed                    7,709,983.59               -               -                -               -
                                                     ------------   -------------   -------------    -------------   -------------
Ending Note Balances                                 3,370,682.71   90,425,000.00   88,175,000.00    57,158,000.00   16,963,339.00
                                                     ============   =============   =============    =============   =============


Note Factor                                             0.1123561       1.0000000       1.0000000        1.0000000       1.0000000
Interest Rate                                             5.99250%         6.7200%         7.2700%           7.440%          7.570%




NOTE BALANCE RECONCILIATION                                            NUMBERS
                                                       TOTAL
                                                   --------------       ------
Original Note Balances                             282,721,339.00       19,851
Beginning Period Note Balances                     263,802,005.30       18,977
Principal Collections - Scheduled Payments           3,337,801.77
Principal Collections - Payoffs                      3,356,200.01          351
Principal Withdrawal from Payahead                       4,618.99
Gross Principal Charge Offs                            145,915.23           11
Repurchases                                                     -            0
Accelerated Principal                                  865,447.59
Principal shortfall, up to Accelerated Principal                -
Total Principal to be Distributed                    7,709,983.59
                                                   --------------       ------
Ending Note Balances                               256,092,021.71       18,615
                                                   ==============       ======


Note Factor                                             0.9058107
Interest Rate                                              7.0109%

PRINCIPAL BALANCE RECONCILIATION

Original Principal Balance                                       282,721,339.93
Beginning Period Principal Balance                               265,319,227.17
Principal Collections - Scheduled Payments                         3,337,801.77
Principal Collections - Payoffs                                    3,356,200.01
Principal Withdrawal from Payahead                                     4,618.99
Gross Principal Charge Offs                                          145,915.23
Repurchases                                                                   -
                                                                 --------------
Ending Principal Balance                                         258,474,691.17
                                                                 ==============
Ending Note Balances                                             256,092,021.71
                                                                 ==============
Tail not sold                                                              0.93
                                                                 ==============
Cumulative Accelerate Principal                                    2,382,668.53
                                                                 ==============


CASH FLOW RECONCILIATION

Principal Wired                                                    6,696,894.87
Interest Wired                                                     2,537,117.88
Withdrawal from Payahead Account                                       4,885.90
Repurchases (Principal and Interest)                                          -
Charge Off Recoveries                                                  3,659.75
Interest Advances                                                     48,356.56
Collection Account Interest Earned                                    35,145.35
Spread Account Withdrawal                                                     -
Policy Draw for Principal or Interest                                         -
                                                                 --------------

Total Cash Flow                                                    9,326,060.31
                                                                 ==============


TRUSTEE DISTRIBUTION(5/8/00)

Total Cash Flow                                                    9,326,060.31
Unrecovered Advances on Defaulted Receivables                          1,903.35
Servicing Fee (Due and Unpaid)                                                -
Interest to Class A-1 Noteholders, including any overdue amounts      51,645.14
Interest to Class A-2 Noteholders, including any overdue amounts     506,380.00
Interest to Class A-3 Noteholders, including any overdue amounts     534,193.54
Interest to Class A-4 Noteholders, including any overdue amounts     354,379.60
Interest to Class B Noteholders, including any overdue amounts       107,010.40
Principal to Class A-1 Noteholders, including any overdue amounts  7,709,983.59
Principal to Class A-2 Noteholders, including any overdue amounts             -
Principal to Class A-3 Noteholders, including any overdue amounts             -
Principal to Class A-4 Noteholders, including any overdue amounts             -
Principal to Class B Noteholders, including any overdue amounts               -
Insurance Premium                                                     35,173.60
Interest Advance Recoveries from Payments                             22,335.84
Unreimbursed draws on the Policy for Principal or Interest                    -
Deposit to Payahead                                                    3,015.21
Payahead Account Interest to Servicer                                     40.04
Excess                                                                        -
                                                                 --------------

Net Cash                                                                      -
                                                                 ==============

Servicing Fee Retained from Interest Collections                     221,099.36

SPREAD ACCOUNT RECONCILIATION


Original Balance                                                   2,120,410.05
Beginning Balance                                                  2,135,927.55
Trustee Distribution of Excess                                                -
Interest Earned                                                       10,484.71
Spread Account Draws                                                          -
Reimbursement for Prior Spread Account Draws                                  -
Distribution of Funds to Servicer                                             -
                                                                 --------------
Ending Balance                                                     2,146,412.26
                                                                 ==============

Required Balance                                                   3,534,016.75



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                  14,136,067.00
Beginning Balance                                                 11,296,073.85
Reduction Due to Spread Account                                      (15,517.50)
Reduction Due to Accelerated Principal                            (1,261,391.25)
Reduction Due to Principal Reduction                                (406,352.20)
                                                                 --------------
Ending Balance                                                     9,612,812.90
                                                                 ==============

First Loss Protection Required Amount                              9,612,812.87
First Loss Protection Fee %                                                2.00%
First Loss Protection Fee                                             16,021.35



POLICY RECONCILIATION


Original Balance                                                 282,721,339.00
Beginning Balance                                                263,508,352.51
Draws                                                                         -
Reimbursement of Prior Draws                                                  -
                                                                 --------------
Ending Balance                                                   263,508,352.51
                                                                 ==============

Adjusted Ending Balance Based Upon Required Balance              255,720,317.49
                                                                 ==============
Required Balance                                                 255,720,317.49


PAYAHEAD RECONCILIATION


Beginning Balance                                                      8,643.84
Deposit                                                                3,015.21
Payahead Interest                                                         40.04
Withdrawal                                                             4,885.90
                                                                 --------------
Ending Balance                                                         6,813.19
                                                                 ==============

CURRENT DELINQUENCY
                                              PRINCIPAL          % OF ENDING
   # PAYMENTS DELINQUENT          NUMBER       BALANCE          POOL BALANCE
   ---------------------          ------       -------          ------------
1 Payment                          222        2,721,207.37          1.05%
2 Payments                          77        1,079,994.42          0.42%
3 Payments                          25          415,404.26          0.16%
Total                              324        4,216,606.05          1.63%



DELINQUENCY RATE (60+)
                                                                 RECEIVABLE
                                               END OF PERIOD     DELINQUENCY
   PERIOD                     BALANCE          POOL BALANCE        RATE
   ------                     -------          ------------        ----
Current                     1,495,398.68      258,474,691.17       0.58%
1st Previous                  738,717.65      265,319,227.17       0.28%
2nd Previous                   93,110.30      273,446,271.14       0.03%


NET LOSS RATE

                                                                                     DEFAULTED
                                                 LIQUIDATION       AVERAGE           NET LOSS
   PERIOD                          BALANCE        PROCEEDS       POOL BALANCE      (ANNUALIZED)
   ------                          -------        --------       ------------      ------------
Current                           145,915.23     3,659.75        261,896,959.17          0.65%
1st Previous                       31,404.56     5,819.29        269,382,749.16          0.11%
2nd Previous                       16,435.98       246.97        278,083,805.54          0.07%

Gross Cumulative Charge Offs      193,755.77       Number of Repossessions                   9
Gross Liquidation Proceeds          9,726.00       Number of Inventoried Autos EOM          12
Net Cumulative Loss Percentage          0.07%      Amount of Inventoried Autos EOM   68,100.00
Net Cumulative Loss Percentage
 (adjusted for estimated
 future Liquidation Proceeds)          0.04%
Trigger                                0.60%
Status                                   OK



EXCESS YIELD TRIGGER
                                                                EXCESS YIELD
                          EXCESS           END OF PERIOD         PERCENTAGE
   PERIOD                 YIELD             POOL BALANCE        (ANNUALIZED)
   ------                 -----             ------------        ------------
Current                 892,742.03        256,092,021.71           4.18%
1st Previous          1,280,574.73        263,802,005.30           5.83%
2nd Previous            262,842.65        273,190,440.52           1.15%
3rd Previous                     -                     -           0.00%
4th Previous                     -                     -           0.00%
5th Previous                     -                     -           0.00%


                                                  CURRENT
                                                   LEVEL     TRIGGER    STATUS
                                                   -----     -------    ------
Six Month Average Excess Yield                      N/A       1.50%       N/A

Trigger Hit in Current or any Previous Month                              NO




DATE: May 4, 2000                            /s/ Ashley Vukovits
                                             ---------------------------------
                                             ASHLEY VUKOVITS
                                             FINANCE OFFICER